SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549




                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

             Date of Report (Date of earliest event) May 8, 1996




                    ASSOCIATES FIRST CAPITAL CORPORATION
           (Exact name of registrant as specified in its charter)




                   DELAWARE
(State or other jurisdiction of incorporation)

(Commission File Number)       2-44197
(I.R.S. Employer
 Identification Number)        06-0876639


       250 East Carpenter Freeway                      75062-2729
             Irving, Texas                             (Zip Code)
(Address of principal executive offices)


             Registrant's telephone number, including area code
                                214-541-4000

Item 2.  Acquisition or Disposition of Assets.

On May 8, 1996, prior to an initial public offering of the common stock of Associates First Capital Corporation ("First Capital"), Ford Motor Company ("Ford"), First Capital's ultimate parent, contributed to First Capital, for stock, certain foreign finance operations that were managed by First Capital although owned by other Ford subsidiaries (the "Associates International Group"). The entities comprising Associates International Group were located in Japan, United Kingdom, Canada, Puerto Rico, Bermuda, Netherlands and Mexico. The effect of this contribution was retroactively included, on a fully consolidated basis, in the supplemental combined financial statements of First Capital filed on Form S-1 as part of its initial public offering. Subsequent to the consummation of the contribution, these supplemental combined financial statements became the historical consolidated financial statements of First Capital. The contribution was accounted for in a manner similar to the pooling of interests method of accounting in accordance with generally accepted accounting principles.

On May 23, 1996, First Capital filed a Current Report on Form 8-K reflecting the acquisition of Associates International Group. This filing contains the financial statements required by Item 7(a) of Form 8-K and Rule 3-05 of Regulation S-X. Financial information required by Item 7(a) was included in the Form 8-K as previously filed.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statement of Business to be Acquired.

The following financial statements combine the statement of earnings, balance sheet, changes in stockholder's equity and cash flows of the entities comprising Associates International Group for the year then ended or as of December 31, 1995. These combined financial statements are being filed in satisfaction of the requirements of Item 7(a) of Form 8-K and Rule 3-05 of Regulation S-X.

                      Report of Independent Accountants





Board of Directors
Associates First Capital Corporation

We have audited the accompanying combined balance sheet of Associates International Group ("AIG") as of December 31, 1995 and the related combined statements of earnings, changes in stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of AIG's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of AIG as of December 31, 1995, and the combined results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




                                    COOPERS & LYBRAND L.L.P.


Dallas, Texas
June 28, 1996

                       COMBINED STATEMENT OF EARNINGS
                    FOR THE YEAR ENDED DECEMBER 31, 1995
                               (In Thousands)




REVENUE
  Finance charges                                              $715,528
  Insurance premiums                                             45,492
  Investment and other income                                     8,153
                                                                769,173

EXPENSES
  Interest expense                                              142,504
  Operating expenses                                            262,065
  Provision for losses on finance receivables - NOTE 4           91,636
  Fees and expenses, related party - NOTE 5                      68,409
  Insurance benefits paid or provided                             6,853
                                                                571,467

EARNINGS BEFORE PROVISION FOR INCOME TAXES                      197,706

PROVISION FOR INCOME TAXES - NOTE 9                             100,715

NET EARNINGS                                                   $ 96,991








                 See notes to combined financial statements.

                           COMBINED BALANCE SHEET
                           AS OF DECEMBER 31, 1995
                               (In Thousands)


                                   ASSETS

CASH AND CASH EQUIVALENTS                                   $  146,081
NET FINANCE RECEIVABLES - NOTE 3                             3,093,009
ALLOWANCE FOR LOSSES ON FINANCE RECEIVABLES - NOTE 4          (144,576)
INSURANCE POLICY AND CLAIMS RESERVES                           (22,667)
PROPERTY AND EQUIPMENT, less accumulated
 depreciation of $26,829                                        25,354
GOODWILL, less accumulated amortization of $119,236            933,168
OTHER ASSETS                                                    74,726

    Total Assets                                            $4,105,095

                    LIABILITIES AND STOCKHOLDER'S EQUITY

NOTES PAYABLE - NOTE 10
  Commercial Paper                                          $  169,933
  Bank Loans                                                    57,408
ACCOUNTS PAYABLE AND ACCRUALS                                   99,684
AFFILIATE NOTES AND PAYABLES - NOTE 5                           70,696
DEFERRED INCOME TAXES - NOTE 9                                 219,070
LONG-TERM DEBT - NOTE 11                                     2,182,753

STOCKHOLDER'S EQUITY
  Capital Stock - NOTE 1                                       761,515
  Retained Earnings                                            223,106
  Foreign Currency Translation Adjustments                     320,930

    Total Stockholder's Equity                               1,305,551

    Total Liabilities and Stockholder's Equity              $4,105,095




                 See notes to combined financial statements.

            COMBINED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                    FOR THE YEAR ENDED DECEMBER 31, 1995
                               (In Thousands)




                                                Foreign
                                                Currency        Total
                         Capital   Retained    Translation   Stockholder's
                          Stock    Earnings    Adjustments      Equity

December 31, 1994       $ 990,457  $126,155     $367,182      $1,483,794

  Net Earnings                       96,991                       96,991

  Capital Distribution   (228,942)                              (228,942)

  Cash Dividend                         (40)                         (40)

  Current Period
   Adjustments                                   (46,252)        (46,252)

December 31, 1995       $ 761,515  $223,106     $320,930      $1,305,551













                 See notes to combined financial statements.

                      COMBINED STATEMENT OF CASH FLOWS
                    FOR THE YEAR ENDED DECEMBER 31, 1995
                               (In Thousands)



Cash Flows from Operating Activities
  Net earnings                                             $    96,991
  Adjustments to net earnings for noncash items:
    Provision for losses on finance receivables                 91,636
    Deferred income taxes                                       90,418
    Depreciation and amortization                               37,268
    Increase in accounts payable and accruals                   30,506
    Increase in insurance policy and claims reserves             2,584

      Net cash provided from operating activities              349,403

Cash Flows from Investing Activities
  Finance receivables originated or purchased               (3,217,325)
  Finance receivables liquidated                             2,467,050
  Property and equipment additions                             (11,600)
  Increase in other assets                                     (14,044)

      Net cash used for investing activities                  (775,919)

Cash Flows from Financing Activities
  Issuance of long-term debt                                   884,014
  Retirement of long-term debt                                (284,607)
  Increase in bank overdraft                                     3,888
  Increase in short-term promissory notes                        3,619
  Capital distribution                                        (228,942)
  Decrease in affiliate advance                                   (509)
  Cash dividend                                                    (40)


      Net cash provided from financing activities              377,423

  Decrease in cash and cash equivalents                        (49,093)

  Effect of foreign currency translation adjustments
   on cash                                                        (497)

  Cash and cash equivalents at beginning of year               195,671

  Cash and cash equivalents at end of year                 $   146,081

Cash paid for:
  Interest                                                 $   135,380

  Income taxes                                             $       756


                 See notes to combined financial statements.







                   NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - THE GROUP

On May 8, 1996, prior to an initial public offering of the common stock of Associates First Capital ("First Capital"), Ford Motor Company ("Ford"), First Capital's ultimate parent, contributed the capital stock to First Capital, for its stock, of certain foreign finance operations owned by other Ford subsidiaries (herein after referred to as the Associates International Group ("AIG"). AIG entities were located in Japan, United Kingdom, Canada, Puerto Rico, Bermuda, Netherlands and Mexico, the legal names of which are identified below. AIG entities engage in certain financial service activities which principally consist of making loans to consumer and commercial customers, and to a lesser extent, making available related insurance products.

  Japan
    AIC Corporation ("AIC") (Parent Company)
    Principal Subsidiary:
      AIC Card Services, Inc.

  U.K.
    Associates Financial Corporation Limited ("AFCL") (Parent Company) Principal Subsidiaries:
      Associates Capital Corporation Limited
      Cumberland Life Assurance Company Limited
      Cumberland Insurance Company Limited

  Canada
    Associates Capital Corporation of Canada ("ACCC") (Parent Company) Principal Subsidiaries:
      Associates Commercial Corporation of Canada
      VT Finance (Canada) Inc.
      Associates Leasing (Canada), Ltd.

  Puerto Rico
    Associates Financial Services Company of Puerto Rico, Inc. ("AFSCPR")
     (Parent Company)
    Principal Subsidiary:
      Associates Time Plan, Inc.

  Bermuda
    Financial Reassurance Company, Limited ("FRCL")

  Netherlands
    ACONA BV

  U.S.
    Associates International Holdings Corporation ("AIHC")

  Mexico
    Grupo Financiero Associates, S.A. de C.V. and Subsidiaries
     ("Grupo")

The components of the Capital Stock of AIG are as follows:

                                     Common Shares
                                    Number
                       Number     Issued and
Parent Companies:    Authorized   Outstanding    Par Value    Amount
                                                              ($000)

  AIC                 1,172,100    1,172,100        No       $581,351

  AFCL               20,525,000   20,525,000     1 Pound      132,296
                                                  Sterling

  ACCC (1)            Unlimited        1,000        No         22,769

  AFSCPR                 25,000       15,000      $ 10         22,285

  FRCL                    3,700        3,700      $100        (27,200)

  ACONA BV (1)            8,900        6,093     5,000 Dutch   14,914
                                                  Guilders

  AIHC                       10           10      $100          5,712

  Grupo               5,700,804    5,700,804     10 Mexican     9,388
                                                  Pesos
                                                             $761,515

(1) ACCC and ACONA BV also have the following additional classes of stock:

                                          Shares
                                            Number
                             Number       Issued and
                           Authorized     Outstanding      Par Value
ACCC
  First Preferred,
   8% Cumulative            Unlimited        500,000          No

  Series 1 Second
   Preferred                     None           None          No

  Special Shares            Unlimited          1,500          No

ACONA BV
  7% Preference
   Shares                      10,000           None       5,000 Dutch
                                                            Guilders

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

  BASIS OF COMBINATION

The accompanying financial statements combine the statement of earnings, balance sheet, and statements of changes in stockholder's equity and cash flows of AIG for the one year ended or at December 31, 1995 using the pooling of interests method of accounting. Goodwill is amortized using the straight-line method over periods not exceeding forty years.

  ESTIMATES

The preparation of these combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

  REVENUE RECOGNITION

Finance charges on finance receivables are recognized as revenue using the interest (actuarial) method. Premiums and discounts on purchased receivables are considered as yield adjustments on assets purchased. Finance charge accruals are generally suspended on accounts when they become 60 days contractually delinquent. The accrual is resumed when the loan becomes contractually current. At December 31, 1995, net finance receivables on which revenue was not accrued approximated $48.4 million.

  ALLOWANCE FOR LOSSES ON FINANCE RECEIVABLES

AIG maintains an allowance for losses on finance receivables at an amount which it believes is sufficient to provide adequate protection against losses in the portfolios. The allowance is determined principally on the basis of historical loss experience, and reflects management's judgment of additional loss potential considering future economic conditions and the nature and characteristics of the underlying finance receivables. The allowance is managed on an aggregate basis considering the relationship of the allowance to net finance receivables and net credit losses. Additions to the allowance are charged to the provision for losses on finance receivables.

Finance receivables are charged to the allowance for losses when they are deemed to be uncollectible. Additionally, Company policy provides for charge-off of various types of accounts on a contractual basis described as follows:
Consumer direct and other installment and credit card receivables are charged to the allowance for losses when they become 180 days delinquent. All other finance receivables are charged to the allowance for losses when any of the following conditions occur: (i) the related security has been converted or destroyed; (ii) the related security has been repossessed and sold or held for sale for one year; or (iii) the related security has not been repossessed and the receivable has become one year delinquent. A delinquent account is one on which the customer has not made payments as contractually agreed. Extensions are granted on receivables from customers with satisfactory credit and with prior approval of management. Recoveries on losses previously charged to the allowance are credited to the allowance at the time the recovery is collected.


  PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed using a declining balance method over the estimated useful lives of the assets. Improvements are capitalized while repair and maintenance costs are charged to operations as incurred. Upon disposal of assets, the cost and related accumulated depreciation are removed and the resulting gain or loss is recognized.

  INCOME TAXES

AIG earnings are subject to taxes in the local jurisdictions. The provision for income taxes is computed on a separate-return basis for each country of location. AIG accounts for income taxes in accordance with statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The financial statements present the information required by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments." Amounts disclosed represent estimates of fair values at a particular point in time. Significant assumptions regarding economic conditions, loss experience and risk characteristics associated with particular financial instruments and other factors were used for purposes of this disclosure. These assumptions are subjective in nature and involve matters of judgment. Changes in assumptions could have a material impact on these estimates.

  CASH AND CASH EQUIVALENTS

AIG considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. The amounts reported in the combined balance sheet approximate fair value.

  FOREIGN CURRENCY TRANSLATION

Assets and liabilities of foreign affiliates are translated at the rate of exchange in effect on the balance sheet date; capital stock is recorded at historical rates; income and expenses are translated at the average rate of exchange prevailing during the year. The related translation adjustments are reflected in the accumulated translation adjustment section of the combined balance sheet.

NOTE 3 - NET FINANCE RECEIVABLES

At December 31, 1995, net finance receivables, of which approximately 69% were concentrated within Japan, consisted of the following (in thousands):

  Home equity lending                               $1,125,858
  Personal lending and retail sales finance          1,599,084
  Commercial lending                                   368,067
  Net finance receivables                           $3,093,009




The estimated maturities of net finance receivables at December 31, 1995 were as follows (in thousands):

  Year Due
  1996                                              $  438,006
  1997                                                 297,837
  1998                                                 243,751
  1999                                                 590,129
  2000 and after                                     1,523,286
                                                    $3,093,009

It is AIG's experience that a substantial portion of the consumer loan portfolio generally is renewed or repaid prior to contractual maturity dates. The above maturity schedule should not be regarded as a forecast of future cash collections.

NOTE 4 - ALLOWANCE FOR LOSSES ON FINANCE RECEIVABLES

Changes in the allowance for losses on finance receivables for the year ended December 31, 1995 were as follows (in thousands):

  Balance at beginning of year                      $117,256
    Provision for losses                              91,636
    Recoveries on receivables charged off             17,092
    Losses sustained                                 (73,423)
    Other, primarily foreign currency
     translation adjustments                          (7,985)
  Balance at end of year                            $144,576

NOTE 5 - RELATED PARTY TRANSACTIONS

Certain administrative services, such as accounting, legal, financial, human resources and data processing, provided by Associates Corporation of North America ("Associates"), an affiliate, are charged to AIG. These charges, which represent expense reimbursements, were approximately $12,623,000 for the year ended December 31, 1995.

AIG and Associates have agreements under which Associates is entitled to receive a royalty fee for AIG's use of the Associates trademarks. The fee, based on a percentage of finance receivables volume, approximated $23,343,000 for the year ended December 31, 1995.

AIG and Associates have agreements under which Associates is entitled to receive a fee for comfort letters that Associates issues to certain AIG noteholders. The fee, based on a percentage of outstanding debt, approximated $31,708,000 for the year ended December 31, 1995.

AIG and Associates have agreements under which Associates is entitled to receive a fee for guarantees of debt that Associates provides to certain AIG noteholders. The fee, based on a percentage of outstanding debt, approximated $735,000 for the year ended December 31, 1995.

AIG affiliate notes and payables are comprised of the following (in thousands):

  Principal                            $55,881
  Accrued interest payable               1,593
                                       $57,474


Notes payable to Associates, due in 1996, carry interest rates ranging from 9.38% to 11.82%.

  Advances payable to Associates       $ 7,034
  Fees payable to Associates           $ 6,188

NOTE 6 - EMPLOYEE BENEFITS

  DEFINED BENEFIT PLAN

AIC sponsors a defined benefit pension plan (the "Plan"), which covers substantially all permanent employees who meet certain eligibility requirements.

Net periodic pension cost for the year ended December 31, 1995 includes the following components (in thousands):

  Service cost                                $ 1,547
  Interest cost                                   377
  Actual return on Plan assets                   (701)
  Net amortization                               (482)
    Net periodic pension cost                 $   741

  Assumed discount rate, beginning of year       7.00%

The funded status of the plan at December 31, 1995 is as follows (in thousands):

  Actuarial present value of benefit obligation:
    Vested                                          $ 4,153
    Nonvested                                          -
  Accumulated benefit obligation                      4,153
  Effect of projected future salary increases         1,493
  Projected benefit obligation                        5,646
  Plan assets at fair market value                    8,056
  Excess of plan assets over plan obligation          2,410
  Unamortized transition obligation and amendments     -
  Unamortized net gain                               (1,424)
  Prepaid pension cost                              $   986
  Assumed discount rate                                7.00%
  Projected compensation increases                     4.50%
  Expected return                                      9.00%

NOTE 7 - LEASE COMMITMENTS

Leases are primarily short-term and generally provide for renewal options not exceeding the initial term. Future minimum rental commitments as of December 31, 1995 for all non-cancelable leases (primarily office leases) were as follows (in thousands):

  Year Due
  1996                          $17,065
  1997                           10,709
  1998                            5,867
  1999                            4,027
  2000 and thereafter            21,364
                                $59,032

Total rent expense for the year ended December 31, 1995 was $33.3 million.







NOTE 8 - BANK CREDIT FACILITIES

At December 31, 1995, AIG had contractually committed lines of credit at sixteen banks aggregating $270.6 million, with various maturities through June 20, 1997, $49.9 million was utilized at December 31, 1995. Bank lines may be withdrawn only under certain standard conditions. AIG pays fees to maintain the availability of its bank lines. Bank fees incurred during 1995 approximated $299,000 and are .10 to .1875 of 1% per annum of the amount of the facilities.

NOTE 9 - FOREIGN INCOME TAXES

The following table sets forth the components of the provision for foreign income taxes and foreign deferred income tax for December 31, 1995 as indicated (in thousands):

  Current                                          $  10,297
  Deferred:
    Net operating loss utilized                      157,109
    Goodwill amortization                            (11,034)
    Provision for losses on finance
     receivables and other                           (55,657)
      Total foreign tax expense                    $ 100,715

At December 31, 1995, the components of AIG's net deferred tax liability were as follows (in thousands):

  Deferred foreign tax assets:
    Provision for losses on finance receivables
     and other                                     $  74,160
    Net operating loss                                 2,996
    Leasing transactions                               1,119
    Allowance for losses on finance receivables       52,014
    Adjustment of valuation allowance                   (384)
                                                     129,905
  Deferred foreign tax liabilities:
    Unamortized tax deductible goodwill             (339,010)
    Finance revenue and other                         (9,965)
                                                    (348,975)
      Net foreign deferred tax
       liability                                   $(219,070)

AIG's net operating loss carryforward expires in 1997.

Due to AIG's present and expected earning levels, no valuation allowance related to the deferred tax asset has been recorded.

The effective tax rate differed from the income tax rate as follows:

                                  % of Pretax Income
                             Year Ended December 31, 1995
                                Local Tax
                Statutory      Rate (net of                   Effective
                Tax Rate     statutory effect)     Other      Tax Rate

  Japan           37.5%           15.0%             2.3 %       54.8%
  UK              33.0              -               0.7         33.7
  Canada          28.8            15.5              2.2         46.5
  Puerto Rico     22.0              -              (1.8)        20.2
  Mexico          35.0              -                -          35.0

NOTE 10 - NOTES PAYABLE

Commercial paper notes are issued by AIG in the minimum amount of $100,000 with terms from 1 to 270 days. Bank loan terms range from 1 to 90 days. Information pertaining to AIG's commercial paper notes and bank loans is set forth below for the periods indicated (in thousands):

                                         Commercial           Bank
                                         Paper Notes          Loans

  Ending balance at December 31, 1995     $169,933           $57,408
  Weighted average interest rate
   at December 31, 1995                       5.75%             7.00%

The amounts reported in the combined balance sheet approximate fair value.

NOTE 11 - LONG-TERM DEBT

The following summarizes AIG's long-term debt at December 31, 1995 (in thousands):

                    Interest Rate Range     Maturities       Amount

  Senior unsecured
   notes               2.66 - 9.50%         1996 - 2002    $2,182,753

The weighted average interest rate for total long-term debt was 5.64% at December 31, 1995. The loan agreements do not provide for restructure commitments. As stated in NOTE 5, Associates issues comfort letters and guarantees to the noteholders.

A summary of long-term debt maturities during the next five years is as follows (in thousands):

  Year Due

  1996                            $  271,817
  1997                               389,691
  1998                               373,697
  1999                               420,088
  2000                               512,933
  2001 and thereafter                214,527
                                  $2,182,753

NOTE 12 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The estimated fair value of net finance receivables at December 31, 1995 was approximately $3.7 billion. The fair value was estimated by discounting the expected cash flows from such loans at discount rates which approximate gross finance charge rates that would achieve an expected return on assets with similar risk characteristics.

The estimated fair value of long-term debt at December 31, 1995 was $2.3 billion. The fair value was estimated by discounting expected cash flows at discount rates currently available to AIG for debt with similar terms and remaining maturities.

Certain outstanding debt, consisting of long-term debt, is covered by guarantees and comfort letters issued by Associates. AIG estimates the fair value of the comfort letter and guarantee fees to be in the range of .25% to 2% of the average outstanding debt.

NOTE 13 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISKS

AIG maintains cash, cash equivalents, investments, and certain other financial instruments with various major financial institutions. To the extent such deposits exceed maximum insurance levels, they are uninsured.

AIG makes available credit lines to holders of their credit cards. The unused portion of the available credit is revocable by AIG under specified conditions. The unused portion of the available credit at December 31, 1995 approximated $190,022,000. The potential risk associated with, and the estimated fair value of, the unused credit lines are not considered to be significant.

AIG grants revolving lines of credit to certain of its customers. At December 31, 1995, the unused portion of these lines aggregated approximately $122,879,000. The potential risk associated with, and the estimated fair value of, the unused credit lines are not considered to be significant.

NOTE 14 - COMMITMENTS, CONTINGENCIES AND LEGAL PROCEEDINGS

AIG is the defendant in various legal proceedings which arose in the normal course of business. In management's judgment (based upon the advice of counsel), the ultimate liabilities, if any, from such legal proceedings will not have a material adverse effect on the combined financial position or operations of AIG.

                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ASSOCIATES FIRST CAPITAL CORPORATION



                                   By/s/  Roy A. Guthrie
                                     Executive Vice President, Comptroller,
                                      Principal Accounting Officer and
                                      Principal Financial Officer




Date: July 3, 1996